Exhibit 10.14

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (this “Agreement”) is made this, July 1, 2017 (the “Effective Date”), by and between Hovione Inter Ltd, Bahnhofstrasse 21, CH-6000 Lucerne 7, Switzerland (“Hovione”), and OptiNose US Inc., 1020 Stony Hill Road, Ste 300 Yardley, PA 19067, USA (“OptiNose US”) — including its Affiliates, OptiNose AS (“OptiNose Norway”) and OptiNose UK Ltd. (“OptiNose UK”, and collectively, “OptiNose”). Hovione and OptiNose are each sometimes referred to herein as a “Party” and together as the “Parties.”

WHEREAS, OptiNose desires to acquire fluticasone propionate micronized (the “API”) from Hovione in accordance with the requirements of this Agreement including the Specifications set forth in Exhibit A hereto, which OptiNose intends to incorporate into the finished drug/device combination exhaler product known as OPN-375 (“Finished Product”) as described more particularly in various OptiNose documents including the pending New Drug Application applicable thereto, which Finished Product is to be produced at an external contract manufacturing organization (“CMO”); and

WHEREAS, Hovione is willing to supply such API for OptiNose’s use under the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the promises and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree and covenant as follows:

1.                                      Definitions.

1.1                                                                               “Active Pharmaceutical Ingredient” or “API” shall have the meaning given such term in the preamble hereof.

1.2                                                                               “Adverse Event” shall mean any undesirable experience in a patient associated with, related to or could reasonably affect the OptiNose application or approval or the manufacture of the API or Finished Product hereunder.

1.3                                                                               “Affiliate” shall mean any entity controlling, controlled by or under common control with either Party hereto.  For purpose of this definition, “control” shall mean ownership of over fifty percent (50%) of the equity capital, the outstanding voting securities or other ownership interest of an entity, or the right to receive over fifty percent (50%) of the profits or earnings of an entity.  In the case of non-stock organizations, the term “control” shall mean the power to control the distribution of profits.

1.4                                                                               “Applicable Law” shall mean the FD&C Act, and all other laws, regulations (including cGMP), rules and guidelines of any relevant Regulatory Agency (whether Federal, State, municipal or other, in the U.S., European Union, Japan, and any other country where the API is manufactured by or on behalf of Hovione) pertaining to the development, manufacture, packaging, labeling, storage, import, export, distribution, marketing, sale and/or intended use of the API or the Finished Product.

1.5                                                                               “Batch Record” shall mean a batch manufacturing record, prepared according to applicable cGMP guidelines, for every production batch of API.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.6                                                                               “Confidential Information” shall mean all the technical information, whether tangible or intangible, including (without limitation) any and all specification data, techniques, discoveries, inventions, processes, know-how, patents, patent applications, inventor certificates, trademarks, trade names, other intellectual property information, trade secrets, methods of production and other proprietary information, that either Party or its Affiliates have ownership rights to (as either owner, licensee or sub-licensee), or may hereafter obtain rights.

1.7                                                                               “Current Good Manufacturing Practices” or “cGMP” shall mean current Good Manufacturing Practice as set forth in the FD&C Act, as well as current good manufacturing practices applicable to the API, or the making thereof at Hovione’s manufacturing facility, set forth by any applicable Regulatory Agency.

1.8                                                                               “Defect” with respect to the API shall mean failure of the API to comply with the Product Specifications and/or Applicable Law.

1.9                                                                               “DMF” shall mean Drug Master File

1.10                                                                        “FDA” shall mean the United States Food and Drug Administration, and any successor thereto.

1.11                                                                        “FD&C Act” shall mean the United States Food, Drug and Cosmetic Act, as amended, and includes the rules and regulations promulgated thereunder.

1.12                                                                        “Finished Product” shall have the meaning given to such term in the recitals.

1.13                                                                        “Firm Forecast” shall have the meaning given to such term in Section 3.2 hereof.

1.14                                                                        “GDUFA” shall mean the Generic Drug User Fee Act, as implemented by the US FDA

1.15                                                                        “Initial Term” shall have the meaning assigned to such term in Section 10.1.

1.16                                                                        “Product Specifications” shall have the meaning given to such term in Section 2.1(b) hereof.

1.17                                                                        “Quality Agreement” shall mean that certain Quality Assurance Agreement, dated of even date herewith, by and between OptiNose and Hovione, which sets forth (a) the roles and responsibilities of the Parties with respect to the quality assurance for the API and (b) how the Parties’ quality operations shall interact with each other in connection with the same, and which, subject to the terms and conditions of the Entire Agreement clause in Section 13.3 hereof is incorporated by reference herein as if fully set forth at length.

1.18                                                                        “Regulatory Agency” shall mean any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities regulating or otherwise exercising authority with respect to the API or the Finished Product, including, without limitation, the FDA in the US and the Applicable Regulatory agencies in the EU (including, but not limited to, EMA), Japan (including, but not limited to, PDMA) and any other country where the Finished Product is manufactured or sold,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and/or where API is manufactured, delivered, distributed, or sold by, or on behalf of Hovione and/or or on behalf of OptiNose hereunder.

1.19                                                                        “Serious Adverse Event” shall mean a product complaint of a serious or life threatening nature, the need for, results of or information relating to a recall, withdrawal, warning, inspection, hold, or other regulatory action or which is related to or could reasonably affect the OptiNose application or approval or the manufacture of the API or Finished Product hereunder.

2.                                      Manufacture and Sale.

2.1.                            Supply.  During the term of this Agreement and subject to the terms and conditions set forth herein, OptiNose shall purchase [***] API [***] from Hovione, and Hovione shall manufacture and supply API to OptiNose (or a third party designated by OptiNose) in such quantities as from time to time may be ordered by OptiNose in accordance with the applicable forecast and purchase orders provided by OptiNose pursuant to Section 3.2.  During the term of this Agreement, Hovione shall [***].

(a)                                 If OptiNose provides written notice [***].

(b)                                 Product Specifications.  The specifications of the API as set out in Hovione’s US DMF are set forth in Exhibit A to this Agreement (the “Product Specifications”); as such Exhibit may be amended in accordance with the terms of the Quality Agreement and Section 4.1 hereof.

2.2.                            Costs.  Hovione shall be responsible for [***] related to the submission and maintenance of a US DMF, Japanese DMF, or European CEP for the API, which Hovione represents are already prepared and on file. Any other foreign DMFs or CEPs, etc. applicable to regulatory authorities outside of the foregoing territories may be chargeable by Hovione to OptiNose (pro rata with any other entities to which Hovione does or may in the future supply API pursuant to such DMF or CEP, etc.) to the extent that Hovione has not previously prepared and filed such a DMF or CEP, etc. and must undertake [***] to complete same for such territory in order to comply with the requirements of this Agreement. Any additional technical work, documents, data or materials requested by Optinose beyond what is already contemplated in an existing DMF or CEP, etc. may also be chargeable by Hovione.  Both parties agree to the regular and timely payment of their respective GDUFA fees to the US FDA.

3.                                      Price, Orders and Terms of Payment.

3.1.                            Pricing. The transfer price for the API shall be as set forth on Exhibit B hereto, as the same may be amended from time to time by mutual agreement of the Parties subject to the limits in Exhibit B. All sums shall be expressed in and payable in UNITED STATES DOLLARS.

3.2.                            Forecasting. For each calendar year during the term of this Agreement, OptiNose shall submit a [***] ([***]) month rolling forecast updated on a quarterly basis, broken down on a quarterly basis covering OptiNose’s anticipated requirements of API, each such forecast to be provided to Hovione at least [***] ([***]) days prior to the start of the relevant [***] ([***]) month period, except in the case of the first forecast which shall be delivered at a time mutually agreed upon by the Parties.  The first [***] ([***]) months of each rolling forecast shall be a binding order (the “Firm Forecast”), and the last [***] ([***]) months will be for information purposes only and non-binding. For the [***] ([***]) month period of the Firm Forecast, OptiNose shall provide the forecasted volume by month, however OptiNose may adjust the monthly volumes taken provided that at least the total volume forecast is purchased over this [***] ([***]) month period. OptiNose shall place all purchase orders with Hovione at least [***] ([***])[***] in advance of required delivery

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to OptiNose, except in the situation where the requirement exceeds [***] in which case purchase orders shall be placed at least [***] ([***]) days in advance of the required delivery to Optinose. Within [***] ([***]) days of receipt of a purchase order, Hovione shall acknowledge receipt of the purchase order and indicate the agreed delivery date, which delivery date shall be no less than [***] ([***]) days and no more than [***] ([***]) days after the date of the purchase order unless agreed upon by the parties. If the purchase order exceeds the Firm Forecast amount between [***] % and [***] % ([***]), Hovione shall supply such excess under this agreement. If the purchase order exceeds the Firm Forecasted amount by more than [***]% ([***]), Hovione shall use [***]  to fill such order [***].

3.3.                            Delivery Terms.  Each purchase order shall specify: (i) an identification of the API ordered; (ii) quantity requested; (iii) the requested delivery date; and (iv) shipping instructions and address.  Hovione agrees to deliver API conforming to the Specifications and the requirements of this Agreement DDP (Incoterms 2000) to such U.S. or Canadian location as may be designated by OptiNose on the purchase order.

3.4.                            Late Delivery.  If, for a reason attributable to Hovione, the ordered quantity of API is not delivered to the location on the purchase order by at least [***] ([***]) working days following the agreed delivery date, as defined in Section 3.2, the transfer price for such late API shall be reduced by [***] % each week until the API is delivered covering the period from the [***] ([***]) to [***] ([***]) week. For the avoidance of doubt, the maximum penalty for late delivery shall not be more than [***]% of the price of the relevant shipment; provided, that, failure to deliver by the [***] ([***]) week shall constitute a breach of this Agreement and, for purposes of clarity, any liability of Hovione under this Agreement resulting from such breach shall be, to the extent applicable, subject to the limitations set forth in Section 8.4, and any penalties paid under this Section 3.4 shall be deducted to Hovione’s liability for late delivery.

3.5.                            Launch Provisions.  The Parties recognize that the Commercial Launch of the Finished Product can only occur after the FDA has approved a New Drug Application (“NDA”) for the Finished Product.  The “Commercial Launch” of the Finished Product shall be the date on which OptiNose begins to distribute Finished Product to third party customers in the ordinary course of its business.  Commercial Launch does not include transfers of free samples of Finished Product or transfers of Finished Product solely for development purposes, such as for use in experimental studies or clinical trials.

3.6.                            Payment Terms.  Hovione shall invoice OptiNose upon delivery of the API.  OptiNose shall pay all undisputed amounts to Hovione for conforming API within [***] ([***]) calendar days of the date of receipt of invoice of such API.  Payments shall be made to Hovione by wire transfer to the following bank account:

[***]

In case of delays on payment of more than [***] ([***]) business days, OptiNose agrees to pay interest on the outstanding amount at a rate of [***]% per month.

3.7.                            Minimum Number of Batches.  Hovione shall use [***] to minimize the number of different batches shipped to fulfill an OptiNose purchase order.

3.8.                            Scope of Agreement.  In no event shall any terms or conditions included on any purchase order, invoice or acknowledgement thereof or any other document, whether paper, electronic or otherwise, relating thereto, apply to the relationship between the Parties under this Agreement;  provided that the Parties may enter into a signed agreement that specifically references this Section 3.8 and the additional or different terms which shall apply to a particular

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

purchase order hereunder.  The Parties further agree that no course of dealing between the Parties shall in any way modify, change or supersede the terms and conditions of this Agreement.

3.9.                            CMO. OptiNose may request CMO to interact directly with Hovione regarding API supply (including, but not limited to, forecasting as per 4.2, purchase order placing as per 4.2, payment as per 4.4). In such case, Hovione shall supply CMO under the same terms and conditions applicable to OptiNose and as specified in this Agreement. Independently of being OptiNose or CMO issuing the forecasting (4.2), placing purchase orders (4.2) and paying supplies (4.4), it is OptiNose’s ultimate and sole responsibility to ensure CMO fulfills entirely OptiNose obligations according to this Agreement.

4.                                      Manufacture and Delivery of API.

4.1.                            Manufacture. The API shall be manufactured by Hovione at its facilities in Loures, Portugal, or at such other location as Hovione may utilize, in accordance with all relevant cGMPs, the Product Specifications, and Applicable Laws, and pursuant to Hovione’s Drug Master File (“DMF”) or CEP, prepared by Hovione and filed with the FDA, PMDA, or EMA. Any changes will be made according to the terms of the Quality Agreement between the parties.  Hovione shall provide sufficient notice of any such change to OptiNose to allow OptiNose to make any required notices to, and obtain any required approvals, from any Regulatory Agency with respect to such change, and any delay in approval of the change by OptiNose until any such notice is given or approval is obtained shall not be deemed unreasonable.

4.2.                            Right of Audit. OptiNose and its representatives shall have the right to audit Hovione for compliance with applicable regulatory requirements, including but not limited to cGMPs, at reasonable intervals and upon [***] days written notice.  Such audits shall be scheduled at mutually agreeable times and be no more frequent than once every three years, except that audits may be conducted at any time, for cause, including if an event occurs that may affect the ability to supply the Product, such as regulatory warnings, product recalls, or significant product defects.  When appropriate, OptiNose agrees to consider the use of Rx360 audit reports in the place of on-site audits.

4.3.                            Certificate of Analysis; Product Release.  The quality control(s) and the release(s) of API (including documentation) shall be done by Hovione in accordance with the Quality Agreement.  Hovione shall provide certificates of analysis (“COAs”) to OptiNose for each batch of API delivered under this Agreement. Hovione shall make Batch Records and other documents pertaining to shipments made to OptiNose readily available to OptiNose on site.  Any API that does not conform to the Product Specifications or requirements of the Agreement shall not be shipped to OptiNose.  API shall have at least [***] of retest period remaining on the date of delivery.  Hovione shall be solely responsible for releasing the API to the agreed API Product Specification in Exhibit A.

4.4.                            Cooperation.  During the term of this Agreement, Hovione shall assist and cooperate in a timely manner with OptiNose in its preparation of any documents or other materials which may be required by the FDA and/or any other Regulatory Authority to validate, sell, and/or distribute the API to be supplied by Hovione under this Agreement for the Finished Product.  Hovione shall file with the FDA (and with PDMA and EMA and other applicable regulatory authorities hereunder as may be agreed), and shall maintain at all times as current, a DMF (and/or CEP, etc. , as applicable) for the API with FDA (and such other applicable regulatory authorities) in accordance with all Applicable Laws, Product Specifications and or requirements of this Agreement.  Hovione shall also provide OptiNose with a referral letter permitting OptiNose to use Hovione’s DMF or CEP, etc., as applicable.  Hovione shall provide OptiNose with advance notice of any updates and amendments to the DMF or CEP, etc. in accordance with Section 4.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.5.                            Required Changes. OptiNose shall deliver to Hovione written notice of any changes to the Product Specifications requested by OptiNose or required by the FDA, PMDA, or EMA, and Hovione shall use its [***] to timely make such conforming changes to the Product Specifications in accordance with Applicable Laws and the requirements of this Agreement.  If any change to Product Specifications requested by OptiNose [***], then Hovione shall promptly so inform OptiNose in writing and the Parties shall negotiate, in good faith, an adjustment to the pricing paid by OptiNose for API under this Agreement.

(a)                                 In the case of required changes by the FDA, PMDA or EMA, Hovione shall deliver to OptiNose a good faith and detailed estimate of the increase in Hovione’s cost to manufacture the API as a result of the required change. If the parties cannot agree to the applicable price adjustment resulting from such required changed, OptiNose may require Hovione to make the required change to the Specifications and/or process while the Parties continue negotiations in good faith as to the costs associated with such change, which shall not delay Hovione’s obligations to, as soon as reasonably practicable, implement such changes, in which case, OptiNose shall pay the price requested by Hovione for such API; provided further, that Hovione shall promptly refund any overpayment by OptiNose should the price later be contradicted by the third-party audit specified in Section 4.5(b).  Additionally, if the required change impacts any API already ordered by a Firm Forecast pursuant to Section 3.2, OptiNose shall cover any increased costs that impact such already ordered API, while the parties thereafter discuss in good faith pursuant to this Section 4.5 whether such increase was confirmed or contradicted by the auditor.

(b)                                 OptiNose shall reserve the right to a third-party audit of the increased cost contributions with auditors reasonably agreeable to both parties, who shall  communicate simultaneously to both parties hereto if the estimate amount is confirmed or contradicted. If contradicted, Hovione agrees to make all applicable changes to API required by the FDA and supply same to OptiNose at the price stated by the auditor for the duration of the Term of the Agreement. If the increase is confirmed, but OptiNose does not agree to pay such increase in transfer price, or if the parties cannot otherwise agree on an equitable adjustment to the transfer price, then either party may terminate this Agreement upon [***] ([***]) months advance written notice to the other party. In such case, the Agreement shall continue in force at the price stated by the auditor for said [***] ([***]) month period in order to provide OptiNose with an opportunity, in its discretion, to arrange for transition to an alternate supplier of its choosing, [***].  During such period Hovione shall continue to supply OptiNose with API and OptiNose shall continue purchasing API from Hovione as per the FDA required changed Product Specification and OptiNose must take delivery of all products for which firm orders have been placed.

(c)                                  In the case of required changes by either Party not requested by regulatory action, if the parties cannot agree on an equitable adjustment to the pricing the Agreement may be terminated provided [***] ([***]) months written notice. During such period Hovione shall continue to supply OptiNose with API and OptiNose shall continue purchasing API from Hovione as per the previously agreed Product Specification and OptiNose must take delivery of all product for which firm orders have been placed

(d)                                 In the case where a disagreement between the parties to a price change pursuant to this Section 4.5 causes a delay in delivery by Hovione, such delay shall be excused; provided [***] the parties separately continue discussions regarding such increased costs.

4.6.                            Inspection of API. Within [***] ([***]) calendar days of the arrival of each lot of API at the facility designated by OptiNose, OptiNose shall inspect and test each lot of API at its own cost and expense.  If, upon inspecting and testing the API, OptiNose determines that a lot of API does not conform to the Product Specifications, then OptiNose shall, within such [***] ([***]) day period, give Hovione written notice of such non-conformity (setting forth the details of such non-conformity)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

in the form of a written complaint, and unless Hovione, within [***] working days from the notice by OptiNose, objects to the non-conformity or provides a status report indicating the investigation is still ongoing,  OptiNose shall return the non-conforming API to Hovione at [***].  Any API rejected by OptiNose may not be reshipped to OptiNose except if the API is reprocessed according to the DMF.  If approved by OptiNose in writing, Hovione shall replace any non-conforming API within [***] ([***]) days of receiving the notice of non-conformity [***].  Disputes between the Parties as to whether all or any part of a shipment rejected by OptiNose materially conforms to the Product Specifications shall be resolved by a mutually acceptable third party testing laboratory located in the continental United States.  [***] shall pay all the fees of the third party laboratory, unless the third party testing laboratory determines that the delivered API materially conforms to the Product Specifications, in which case [***] shall pay all the fees of such third party laboratory and also any additional costs that [***] incurred in providing replacement material.  If a Defect in API could not have been ascertained by OptiNose upon reasonable and customary inspection and analysis of the API, then the [***] ([***]) day time period referred to herein to notify Hovione of the Defect shall not apply nor shall any inspection that may have been undertaken by OptiNose operate to limit or bar OptiNose’s rights and remedies or Hovione’s warranties or obligations regarding same. For the avoidance of doubt, OptiNose expressly reserves all rights and remedies available to it hereunder, at law or in equity in the event of any defect in any API.

4.7.                            FDA Delays.  To the extent that the FDA and/or any other applicable regulatory authority acts inordinately slowly in approving any Finished Product, clearing paperwork or otherwise releasing Finished Product to OptiNose, where such delay is not due to any action or failure to act by Hovione, OptiNose and Hovione shall confer and cooperate with each other on the effect that such delay may have on any obligations arising under this Agreement.

4.8.                            Regulatory Communications.  During the Term, Hovione shall notify OptiNose after receipt of any communication from any Regulatory Agency in accordance with the following timelines: (a) in the event of any communication that is related to or could reasonably be construed as implicating or involving a Serious Adverse Event, Hovione shall provide to OptiNose a copy of any report or other written communications received from any Regulatory Agency on the same day received where possible and in any event, no less than [***] from receipt; b) in the event of any communication that is related to or could reasonably be construed as implicating or involving an Adverse Event, or a product complaint related to the API or Finished Product, that are not reasonably deemed to be Serious Adverse Event, Hovione shall provide to OptiNose a copy of any report or other written communications received from any Regulatory Agency within [***] of receipt; and c) with respect to any other communications from Regulatory Authorities, Hovione shall provide to OptiNose a copy of any report or other written communications received from any Regulatory Agency within [***] after receipt thereof.

4.9.                            Liability.  It is understood that Hovione has no control over the ultimate use of the API once it leaves Hovione’s manufacturing facility.  Hovione shall have no liability arising out of or in connection with the sale or use of the API or any product or material made from or incorporating the API, except to the extent that the API was not manufactured in accordance with the Product Specifications, the DMF, cGMPs and Applicable Law or the liability otherwise arises from a breach of this Agreement by Hovione.

4.10.                     Recall.  OptiNose shall be responsible for conducting any recall of Finished Product, and Hovione shall co-operate with [***] OptiNose in conducting any such recall to the extent it relates directly to the API.  [***].  [***].  In the event of such recall or similar action, each Party shall use [***] to mitigate the costs associated therewith.  In the case of a disagreement as to the existence or level of nonconforming API, then the matter shall be referred to an independent third party laboratory.  The decision of the laboratory shall be final and binding on the Parties. For the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

avoidance of doubt, neither any dispute over responsibility nor the pending decision process by the laboratory shall operate to defer or delay the obligation of either party to cooperate or act in good faith to promptly address, strategize respecting, conduct or respond to any recall, withdrawal, warning, inspection, hold or other applicable regulatory action in accordance with the requirements of all Applicable Laws and standards of the industry. In the event responsibility for costs cannot be determined or agreed at the outset, the parties shall initially share such costs with OptiNose bearing [***] ([***] %) of such costs and Hovione bearing [***] ([***] %) percent of such costs, subject to any appropriate reimbursement following the decision of the independent third party laboratory.

4.11.                     Retention of Documentation.  All documentation related to the manufacturing of the API shall be archived with Hovione after manufacturing in accordance with Hovione’s document retention policies, which policies shall be consistent with the longest applicable retention period(s) required by Applicable Laws, including  US FDA, PDMA,  EMA or other applicable regulations.

4.12.                     Safety of API.  Each Party shall immediately notify the other Party of any unusual health or environmental occurrence relating to API.  Each Party shall advise the other Party immediately of any safety or toxicity problems of which it becomes aware regarding API.

5.                                      Warranties.

5.1.                            Hovione’s Warranties.  Hovione represents and warrants to OptiNose that:

(a)                                 It has full right and power to enter into this Agreement and perform its obligations hereunder in accordance with its terms;

(b)                                 The API and all components and ingredients thereof shall be manufactured and delivered [***] with:  (i) the Product Specifications; (ii) the terms of this Agreement; (iii) the methods processes and procedures, including the site manufacture, set forth in the DMF, together with all Applicable Law relating to the manufacture of the API; (iv) all Applicable Laws, including, but not limited to, the provisions of the FD&C Act, and cGMPs; and (v) quality control procedures and associated test methods for the manufacturing process as developed by Hovione and acceptance specifications and test methods for the API;

(c)                                  the plant(s) for manufacture of the API is and shall be in compliance with all applicable cGMPs and that such plant(s) is and shall continue to be available for FDA inspection if and when the FDA so requests;

(d)                                 Hovione shall not deviate from manufacturing API in accordance with Section 5.1(b) without the prior written consent of a duly authorized representative of OptiNose;  and

(e)                                  Good and valid title to the API will pass to OptiNose upon delivery by Hovione to OptiNose at the shipping address set forth in the applicable purchase order, free and clear of all third party liens, security interests, claims and/or encumbrances of any kind or nature.

5.2.                            OptiNose’s Warranties.  OptiNose represents and warrants to Hovione that:

(a)                                 It has the full right and power to enter into this Agreement and perform its obligations hereunder in accordance with its terms; and

(b)                                 That it will purchase the API in strict compliance with the terms of Section 2.1. and Section 3.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.3.         Mutual Warranties.  Each party represents and warrants to the other party that it holds all necessary and required permits and authorizations, including, but not limited to, those required by the FD&C Act, and shall undertake throughout the term of this Agreement to maintain the same in full force and effect, so as to enable the performance of the services hereunder.  Each party further covenants that it shall use [***] to obtain all such other permits and authorizations as may [***] from time to time in either case to operate their respective facilities and/or businesses in order to manufacture, provide, distribute and/or sell API hereunder.

5.4.         No Adulteration.  For the purposes of Section 303(c) of the FD&C Act:  (a) Hovione guarantees to OptiNose that all API shipped by or on behalf of Hovione hereunder will not, on the date or as of the time of delivery DDP to OptiNose’s designated facility as required in Section 3.3, be adulterated or misbranded (i) within the meaning of the FD&C Act, or (ii) within the meaning of any applicable state law in which the definitions of “adulteration” and/or “misbranding” are substantially the same as those contained in the FD&C Act, the provisions of which are in effect at the time of such delivery, and will not be an article which may not, under the provisions of Section 404 or 505 of the FD&C Act, be introduced into interstate commerce; and (b) OptiNose guarantees to Hovione that all Finished Product shipped by or on behalf of OptiNose hereunder will not, on the date of shipment, be adulterated or misbranded (i) within the meaning of the FD&C Act, or (ii) within the meaning of any applicable state law in which the definitions of “adulteration” and/or “misbranding” are substantially the same as those contained in the FD&C Act, the provisions of which are in effect at the time of such shipment, and will not be an article which may not, under the provisions of Section 404 or 505 of the FD&C Act, be introduced into interstate commerce, except to the extent any such adulteration or misbranding is in violation of Section 5.4(a).

5.5.         Debarment Certification.  Each party will comply at all times with the provisions of Applicable Laws of the United States (and, as applicable, analogous such laws in any other territories where regulatory approval is sought) regarding debarment and will upon request certify in writing to the other parties that none of its employees nor any person providing services in connection with this Agreement and/or the API have been debarred under the provisions of such laws.

6.             Confidentiality.

6.1.         Confidentiality.  Each party agrees to retain in confidence all Confidential Information disclosed to it pursuant to this Agreement, whether such disclosure occurred before or after the date hereof and to only use such Confidential Information in the performance of its obligations under this Agreement.  Disclosed information shall not be deemed Confidential Information hereunder if:  (a) it is now or later becomes publicly known, other than through the fault of the receiving party; (b) it is lawfully known without restriction to the receiving party at the time of disclosure as evidenced by written documentation; (c) it is rightfully obtained by the receiving party from a third party without restriction and without breach of this Agreement or any similar agreement; and/or (d) it is independently developed by the receiving party without access to the disclosing party’s information, as evidenced by written documentation.  If either Party is required under Applicable Law to disclose Confidential Information by any court or to any Regulatory Agency, the Party required to disclose the Confidential Information shall, prior to such disclosure, notify the other Party of such requirement and all particulars related to such requirement.  The notified Party shall have the right, at its expense, to object to such disclosure and to seek confidential treatment of any Confidential Information to be so disclosed on such terms as it shall determine, and the other Party shall fully cooperate with the notified Party in this regard.  The confidentiality of disclosed Confidential Information and the obligation of confidentiality hereunder shall survive any expiration or termination of this Agreement for the longer of a period of [***] or until it falls into a category referenced above in 6.1(a) through (d).  The Parties specifically agree that all terms of this

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement, all sales and API requirements and costs and all purchase orders shall be deemed to be confidential.   Hovione acknowledges and agrees to indefinitely (a) maintain the Product Specifications in confidence and not disclose them directly or indirectly to any third party, and (b) not use them for itself or any third party in any manner other than in performing its obligations hereunder.

6.2.         Separate Confidentiality Agreement.  If the Parties entered into one or more separate confidentiality agreements or non-disclosure agreements (each, a “Confidentiality Agreement”), such Confidentiality Agreement(s) shall be and remain in full force and effect as provided therein.  In the event of any conflict between the terms of this Agreement and the terms of any such Confidentiality Agreement, terms of this Agreement shall be deemed to control.

6.3          Public Announcements.  During the term of this Agreement, no party hereto shall issue or release, directly or indirectly, any press release, marketing material or other communication to or for the media or the public that pertains to this Agreement, the API or the transactions contemplated hereby (collectively, a “Press Release”) unless the content of such Press Release has been approved by the other party hereto, such approval not to be unreasonably withheld or delayed; provided, however, that nothing contained in this Agreement shall prevent or preclude any party from making such disclosures as may be required by applicable law, including, but not limited to, any disclosures required by applicable securities laws.

7. Reserved.

8.  Indemnification.

8.1      OptiNose shall indemnify, defend and hold Hovione and its officers, directors, affiliates, agents and employees harmless from and against any and all claims, demands, costs, expenses, losses, liabilities and/or damages (including, but not limited to, reasonable attorneys’ fees and court costs) of every kind and nature caused by, arising out of or resulting from (i) OptiNose’s gross negligence relating to, or material breach of, this Agreement, and (ii) any claim for personal or bodily injury arising from the use of conforming API in the Finished Product or any substance, dosage composition or compound manufactured therefrom; provided, however, that in no event shall this Section apply to any claim covered by Section 8.2 below.

8.2      Hovione shall indemnify, defend and hold OptiNose and its officers, directors, affiliates, agents and employees harmless from and against any and all claims, demands, costs, expenses, losses, liabilities and/or damages (including, but not limited to, reasonable attorneys’ fees and court costs) of every kind and nature caused by, arising out of or resulting from (i) Hovione’s gross negligence relating to, or material breach of, this Agreement and (ii) any claim for personal or bodily injury arising from (a) the manufacture and/or distribution of API by Hovione or (b) the use or administration of the API. This indemnification obligation does not apply to any claim for personal or bodily injury arising from the use or administration of the API except to the extent such injury is attributable to a Defect in the API arising out of Hovione’s gross negligence, willful misconduct, breach of this Agreement or failure to manufacture and deliver the API in accordance with the Product Specifications, the requirements of this Agreement and all Applicable Law.

8.3      Each party will promptly notify the other of any actual or threatened judicial or other proceedings which could involve either or both parties.  Each party reserves the right to defend itself in any such proceedings; provided, however, that, if indemnity is sought, then the party from whom indemnity is sought shall have the right to control the defense of the claim, and the indemnified party may participate with counsel of its choice at its own expense.  The Parties shall cooperate with each other to the extent reasonably necessary in the defense of all actual or potential liability claims and in any other litigation relating to the API supplied pursuant to this Agreement.  Each party will cooperate with and supply information to the other relevant to any product liability claims and litigation affecting the API and/or the Finished Product, as the case may be.

8.4      NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY.  THIS LIMITATION WILL APPLY EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE; PROVIDED, HOWEVER, THAT THIS LIMITATION WILL NOT APPLY TO DAMAGES RESULTING FROM A PARTY’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR BREACHES BY A PARTY OF ITS DUTY OF CONFIDENTIALITY AND NON-USE OR WITH RESPECT TO INTELLECTUAL PROPERTY OR INVENTIONS IMPOSED UNDER THIS AGREEMENT OR THE CONFIDENTIALITY AGREEMENT (COLLECTIVELY, THE “EQUITABLE EXCEPTIONS”) OR SUCH PARTY’S INDEMNIFICATION OBLIGATIONS STATED ABOVE. FURTHERMORE, EXCEPT PURSUANT TO THE EQUITABLE EXCEPTIONS, THE TOTAL AGGREGATE LIABILITY OF HOVIONE TO OPTINOSE DURING THE TERM OF THIS AGREEMENT SHALL NOT EXCEED [***].

9.             Insurance.  Unless the Parties otherwise agree in writing, the following terms shall apply:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.1          During the term of this Agreement and for a period of [***] ([***]) years after any expiration or termination of this Agreement, each of OptiNose and Hovione shall maintain in full force and effect a comprehensive general liability insurance policy, including Product Liability coverage, with minimum limits of not less than [***] Dollars ($[***]) per occurrence and as an annual aggregate, and any other insurances required by Applicable Law.  Such policy shall be issued by an insurance company or insurance companies having an A.M. Best Rating of “[***]” or better.

9.2          On or before the date on which OptiNose begins to sell the Finished Product in the United States, each party shall deliver to the other party a Certificate of Insurance to verify the coverage required by this Agreement, which receipt and review by the other party shall not act as an acknowledgement of such other parties compliance with this Section 9.2.  The Parties shall maintain the appropriate insurance coverage in effect for so long as OptiNose manufactures, processes, ships, stores and/or delivers any Finished Product under this Agreement and for a period of [***] ([***]) years thereafter.  Each party agrees to promptly renew all insurance policies in a timely manner and if so requested by the other party to provide the other party with certificates evidencing the same or any replacement insurance.  Each party further agrees to notify the other party at least [***] ([***]) days in advance of any proposed cancellation, termination or non-renewal of any such policies.

10.          Term and Termination.

10.1        Term.

Unless terminated in accordance with the provisions of Section 10.2 below, the term of this Agreement shall commence on the Effective Date and shall continue in effect thereafter until the fifth (5th) anniversary of the Commercial Launch of the Finished Product (the “Initial Term”). [***] prior to expiry of the Initial Term, the Parties will discuss whether they wish to terminate the Agreement at the expiration of the Initial Term- in which case a [***] notice period will apply- or extend the Term of this Agreement. If neither party is in default, in any material respect, of any of its obligations under this Agreement, then the term of this Agreement may be extended, upon mutual agreement of the parties, for renewal terms of one (1) year (or such other period of time as the parties may mutually agree) at the expiration of the initial term or any renewal term unless and until this Agreement is terminated by any party in accordance with the terms hereof. For the avoidance of doubt, this Agreement does not automatically renew.

10.2        Grounds for Termination.

(a)           Either party shall have the right to terminate this Agreement upon the occurrence of any of the following events:  (i) the failure of the other party to comply with any of the terms of this Agreement or otherwise discharge its duties hereunder [***], or the breach by the other party of any of its representations or warranties herein [***], if such failure or breach is not cured within [***] ([***]) days of such breaching party’s receipt of written notice specifying the nature of such failure or breach with particularity; or (ii) the making by the other party of an assignment for the benefit of its creditors, or the filing by or against such otherparty of any petition under any federal, state or local bankruptcy, insolvency or similar laws, if such filing has not been stayed or dismissed within [***] after the date thereof.

(b)           OptiNose shall also have the right to suspend further performance under this Agreement and/or terminate this Agreement in its entirety, without liability except for unpaid previously delivered API that conforms with the terms hereof, if:  (i) Hovione loses any approval(s) from the FDA required to perform its obligations under this Agreement or if Hovione is involved in felonious or fraudulent activities; or (ii) Hovione does not submit a Corrective And Preventive Action plan to the FDA within [***] ([***]) days of being notified of deficiencies as a result of an inspection

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

of Hovione’s facility; or (iii) any time prior to the end of the Term if Hovione’s liability cap in Section 8.4 is exhausted.  OptiNose shall also have the right to suspend further performance under this Agreement and/or terminate this Agreement in its entirety without liability, except for unpaid previously delivered API and, subject to timely delivery, API subject to Firm Forecasts, in each case, that conforms to the terms of this Agreement if the Finished Product does not reach the market or if the parties do not reach an agreement regarding a price increase pursuant to Exhibit B or Section 4.5 hereof.

(c)           Hovione shall also have the right to suspend further performance under this Agreement and/or terminate this Agreement in its entirety, without liability, if OptiNose does not receive FDA approval for its Finished Product by [***].

10.3        Continuing Obligations; Survival.  In no event shall any termination or expiration of this Agreement excuse either party from: (a) any obligation which survives expiration or termination of this Agreement, (b) any breach or violation of this Agreement that occurred prior to such termination or expiration, or (c) making any payment due under this Agreement with respect to any period prior to the date of expiration or termination. In each such case, full legal and equitable remedies shall remain available to address such issues. Sections 4 to 11 and 13 hereof and the applicable requirements of the Quality Agreement incorporated by reference herein shall survive any termination or expiration of this Agreement for any reason.  In addition, any other provision required to interpret and enforce the Parties’ rights and obligations under this Agreement shall also survive, but only to the extent required for the observation and performance of the aforementioned surviving portions of this Agreement.  For purposes of clarity, Hovione’s obligation to supply API shall not survive termination or expiration of this Agreement.

11.          Agreement to Consummate; Further Assurances.  Subject to the terms and conditions of this Agreement, each of the Parties hereto agrees to use [***] to do all things necessary, proper or advisable under this Agreement, applicable laws and regulations to consummate and make effective the transactions contemplated hereby. If, at any time after the date hereof, any further action is necessary, proper or advisable to carry out the purposes of this Agreement, then, as soon as is reasonably practicable, each party to this Agreement shall take, or cause its proper officers to take, such action.

12.          Force Majeure.  Any delay in the performance of any of the duties or obligations of either party hereto (except for the payment of money) caused by an event outside the affected party’s reasonable control shall not be considered a breach of this Agreement and the time required for performance shall be extended for a period equal to the period of such delay.  Such events shall include, but will not be limited to, acts of God, acts of a public enemy, acts of terrorism, insurrections, riots, injunctions, embargoes, fires, explosions, floods, or other unforeseeable causes beyond the reasonable control and without the fault or negligence of the Party so affected.  The Party so affected shall give prompt written notice to the other party of such event.  The suspension of performance shall be of no greater scope and no longer duration than is reasonably required and the nonperforming Party shall use its [***] to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for [***] ([***]) days after the date of the occurrence, and such failure to perform would constitute a material breach of this Agreement in the absence of such force majeure event, the non-affected Party may terminate this Agreement immediately by written notice to the affected Party.

13.0        General Provisions.

13.1        Assignment.  Neither this Agreement nor any interest herein may be assigned, in whole or in part, by either party without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that either party may assign its rights and obligations under this Agreement:  (a) to an affiliate, division or subsidiary of such party;  and/or (b) to any third

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

party that acquires all or substantially all of the stock or assets of such party, whether by asset sale, stock sale, merger or otherwise, and, in any such event such assignee shall assume the transferring party’s obligations hereunder. In addition, OptiNose may assign this Agreement, or its interest herein, to a licensee of OptiNose’s Intellectual Property rights with respect to the Finished Product.  However, notwithstanding any such assignment, in the case of an assignment to an affiliate, division or subsidiary, the transferring party shall remain liable under this Agreement (in addition to the transferee) unless such liability is specifically waived in writing by the other party hereto.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto, and their respective successors and permitted assigns.

13.2        Notice.  Any notice or request required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and sent by:  (a) personal delivery against a signed receipt therefor, (b) certified mail, return receipt requested, first class postage prepaid, (c) nationally recognized overnight delivery service (signature required), or (d) electronic mail (with any notices to send by electronic mail to also be sent by one of the other methods set forth in this Section), addressed as follows:

If to Hovione, then to:	Hovione FarmaCiencia, SA Estrada do Paço do Lumiar — Campus do Lumiar Edifício R 1649-038 Lisboa Portugal Attention: Chief Executive Officer

With a copy, sent as provided herein, to:	Hovione FarmaCiencia, SA Estrada do Paço do Lumiar — Campus do Lumiar Edifício R 1649-038 Lisboa Portugal Attn: General Counsel

If to OptiNose, then to:

To OptiNose US:

OptiNose US, Inc.

1020 Stony Hill Road

Suite 300

Yardley, PA 19067

Attn: Chief Executive Officer

To OptiNose UK:

OptiNose UK, Ltd.

Hunts Rise

South Marston Park, Wiltshire

SN3 4TG, England

Attention: Chief Executive Officer

To OptiNose Norway:

OptiNose AS

Gaustadalléen 21

0349 Oslo, NORWAY

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attention: Chief Executive Officer

With a copy, sent as provided herein, to:	OptiNose US, Inc. 1020 Stony Hill Road Suite 300 Yardley, PA 19067 Attn: Chief Legal Officer

Any party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section providing for the giving of notice.  Notice shall be deemed to be effective, if personally delivered, when delivered; if mailed, at midnight on the third business day after being sent by certified mail; if sent by nationally recognized overnight delivery service, on the next business day following delivery to such delivery service; and if sent by confirmed electronic mail, on the next business day following transmission (so long as any notices sent by electronic mail are also sent by one of the other methods set forth in this Section).

13.3        Entire Agreement.  This Agreement and (such applicable Quality agreement that may be executed by the parties hereunder and incorporated herein by reference as if fully set forth at length as contemplated in Section 1.17 above) sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions and negotiations between them, and neither party shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized officer or representative of the Parties to be bound thereby, except that this Agreement, other than expressly set forth in Section 6.2 above,  shall not supersede any separate confidentiality or non-disclosure agreement that may have been, or that may be, entered into by the Parties, except as to term.  To the extent that any conflict arises among the documents that comprise this Agreement (including any schedules or exhibits), the terms and conditions of this Agreement shall govern.  The terms and conditions of this Agreement shall control over and supersede any contrary term in any purchase order.

13.4        Amendment and Modification.  This Agreement may be amended, modified and supplemented only by written agreement duly executed and delivered by each of the Parties hereto.

13.5        Waiver.  The failure of any party to exercise any right or to demand the performance by the other party of duties required hereunder shall not constitute a waiver of any rights or obligations of the Parties under this Agreement.  A waiver by any party of a breach of any of the terms of this Agreement by any other party shall not be deemed a waiver of any subsequent breach of the terms of this Agreement.

13.6        Governing Law.  This Agreement is to be governed by and construed in accordance with the laws of the State of New York, notwithstanding any conflict of law provisions to the contrary.  The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.  Any action which in any way involves the rights, duties and obligations of either party hereto under this Agreement shall be brought exclusively in the federal courts sitting in the State of New York and the Parties to this Agreement hereby submit to the subject matter and personal jurisdiction of and venue in any such court.  The Parties waive any and all rights to have any dispute, claim or controversy arising out of or relating to this Agreement tried before a jury.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.7        Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any action in any other jurisdiction, to the extent reasonably severable without altering the parties’ original intent but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had not been contained herein. In such case, the parties shall meet and diligently agree on a valid replacement term that tracks as closely as possible, the Parties’ original intent.

13.8        Construction.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event of any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  As used in this Agreement, the singular shall include the plural and vice versa, and the terms “include” and “including” shall be deemed to be immediately followed by the phrase “but not limited to.”  The terms “herein” and “hereunder” and similar terms shall be interpreted to refer to this entire Agreement, including any schedules attached hereto.

13.9        Parties/Relationship.  Neither party shall hold itself out to third parties as possessing any power or authority to enter into any contract or commitment on behalf of any other party.  This Agreement is not intended to, and shall not; create any agency, partnership or joint venture relationship between or among the Parties.  Each Party is an independent contractor with respect to the other.  No Party is granted any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of any other Party hereto, or to bind any other party hereto in any manner or with respect to anything, whatsoever, or receives any license hereunder, otherwise other than as limited to the purposes of this Agreement and to the extent necessary to provide the services hereunder.

13.10      Captions.  The captions and headings in this Agreement are inserted for convenience and reference only and in no way define or limit the scope or content of this Agreement and shall not affect the interpretation of its provisions.

13.11      Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

13.12      Subcontractors and Affiliates.  Hovione Inter Ltd. shall either perform the obligations of Hovione hereunder or shall cause its Affiliates to perform such obligations in accordance with the terms hereof.  Any work that is to be done by any Party under this Agreement may be subcontracted to a third party in accordance with the approved NDA, cGMPs and any applicable FDA guidelines which relate to the work to be performed under the direction and supervision of such party, as the case may be; provided, however, that: (a) advanced notice of the proposed use of the subcontractor is first provided to the other party with an opportunity to object, (b) the subcontracting party exercises reasonable diligence in selecting such subcontractor (c) requires the subcontractor to accept and be bound in writing by the terms and conditions of this Agreement (including with respect to any Confidentially, Non-Use, Inventions hereunder) , and (d) as between the parties hereto, the subcontracting party shall be and remain responsible for all acts and omissions of any such subcontractor.

13.13      Schedules and Exhibits.  All Schedules and Exhibits referenced in this Agreement, if any, are hereby incorporated by reference into, and made a part of, this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.14      Currency.  All sums set forth in this Agreement and ay appendices, exhibits or schedules hereto are, and are intended to be, expressed in U.S. Dollars.

13.15 OptiNose Parties.  Notwithstanding anything in this Agreement to the contrary, (i) each of OptiNose US, OptiNose UK and OptiNose Norway shall be and is hereby individually vested with each and every right of OptiNose under this Agreement, (ii) the OptiNose parties shall inform Hovione which OptiNose party will be acting under this Agreement (the “Acting OptiNose Party”) and thereafter Hovione shall be entitled to rely exclusively on instructions from such Acting OptiNose Party until notified by the OptiNose parties that a new Acting OptiNose Party has been so designated, and (iii) each of OptiNose US, OptiNose UK and OptiNose Norway shall be severally, and not jointly, liable or responsible to Hovione for any obligations of OptiNose to Hovione contained in this Agreement resulting from any actions or inaction by it as the Acting OptiNose Party or as a result of any event or occurrence while it was the Acting OptiNose Party and shall be the sole OptiNose party liable and responsible to Hovione for such obligation.

[Signature Page Follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.

Hovione Inter Ltd:		OptiNose US, Inc:

By:	/s/ Guy Villax	By:	/s/ Peter Miller

Name:	G. Villax	Name:	Peter Miller

Its:	Chief Executive	Its:	CEO

Date:	7 August 2017	Date:	8/9/17

OptiNose UK, Ltd:

		By:	/s/ Peter Miller

		Name:	Peter Miller

		Its:	CEO

		Date:	8/9/17

OptiNose AS:

		By:	/s/ Peter Miller

		Name:	Peter Miller

		Its:	CEO

		Date:	8/9/17

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

Product Specifications

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

Pricing

A.            Development Phase (Clinical Supply)

The price of the API is USD $[***] per gram.

B.            Commercialisation Phase

API price schedule for the Commercialization Phase (API manufactured for commercial use) will depend of the total annual quantity forecast provided to Hovione by OptiNose prior to the beginning of each calendar year.

Annual quantity in kg	Price in $ per g
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For annual quantities, defined as the volume purchased over 12 months from 1st January each contractual year, different from [***],[***],[***] and [***] kg price per kg for a given calendar year shall be the [***] between the defined [***]. For the initial year all API purchased for the initial commercial launch quantities will be included in the first contractual year.

Example given:

[***].

The interpolated price per gram between [***] and [***] kg quantity is [***] kg ([***] kg — [***] kg)  times the interpolated value, which is [***].

Therefore the price for [***] kg would be as follow:

[***]

If the annual consumption at the end of the year is lower than [***] kg OptiNose will pay to Hovione the additional amount and if the annual quantity is higher than [***] kg Hovione will reimburse OptiNose for amount difference no later than the end of January following the end of that year.

Pricing Adjustments

Each January 1 during the term of this Agreement, but not before the first anniversary of the Commercial Launch, Hovione may adjust the transfer price based on (but not in excess of) an increase in Hovione’s cost of supply. Hovione will provide to OptiNose written notice of any such increase decrease to the transfer price for the API by October 1 of the year preceding the price increase.  Such notice shall include reasonable detail, including supporting documentation of the increase in cost of supply, justifying the basis for such price increase.  In the event that a price increase hereunder materially negatively impacts the profitability of the Finished Product for OptiNose, then OptiNose shall notify Hovione and, if the parties cannot agree on a transfer price

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

following good faith negotiations, OptiNose may terminate this Agreement in accordance with the provisions of Section 4.5. Notwithstanding the foregoing, any increase due to (a) the change in cost of raw materials shall be equal to (and not more than) Hovione actual increase in costs for such raw materials; provided, however, that any such change will not include the amount of any price change already implemented under Section 4.5 of this Agreement, and (b) Hovione’s actual change in its labor and overhead costs shall be as consistently applied to all products manufactured by Hovione incurred over the prior [***] ([***]) month period (“Conversion Cost”); provided, however, that if such change in Conversion Cost is an increase, the percent change may not exceed the percentage increase over the prior [***] ([***]) month period in the Pharmaceutical Producer Price Index Pharmaceutical Preparation Manufacturing Ref. No. pcu325412325412 (“PPI”) as reported by the United States Department of Labor Bureau of Labor Statistics.